Lease - Summary of Future lease Payments under Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Jan. 01, 2019 CNY (¥)	Jan. 01, 2019 USD ($)
2020	¥ 62,380	$ 8,960
2021	50,781	7,294
2022	47,853	6,874
2023	36,336	5,219
2024	2,119	304
Total future lease payments	199,469	28,651
Less: Imputed interest	19,365	2,781
Total lease liability balance	¥ 180,104	$ 25,870	¥ 218,077	$ 31,325